NORWALK, CT - August 4, 2026…Booking Holdings Inc. (NASDAQ: BKNG) (the "Company," "we," "our," or "us") today reported its second quarter 2026 financial results. ● Room nights grew 5% compared to the second quarter of 2025. ● Gross bookings grew 9% compared to the second quarter of 2025, or approximately 8% on a constant currency basis. ● Revenue grew 8% compared to the second quarter of 2025, or approximately 7% on a constant currency basis. ● Net income, Adjusted Net income, and Adjusted EBITDA grew 118%, 8%, and 9%, respectively, compared to the second quarter of 2025. ● Increased our expected annual run-rate savings through the Transformation Program(1) to approximately $650 million, and expect to realize these run-rate savings by the end of 2027. Q2 2026 (#) (Δ Y/Y) Room Nights 325M 5% Gross Bookings $51.0B 9% Revenue $7.4B 8% GAAP Net Income $2.0B 118% Adjusted Net Income $2.0B 8% GAAP EPS $2.53 131% Adjusted EPS $2.54 15% Adjusted EBITDA $2.6B 9% Net Cash Provided By Operating Activities $3.7B 16% Free Cash Flow $3.6B 16% (1) See note (d) in the Reconciliation of GAAP to Non-GAAP Financial Information section at the end of this release. Refer to the "Non-GAAP Financial Measures" section at the end of this release for an explanation of constant currency and non-GAAP financial measures, including Adjusted Net Income, Adjusted EPS, Adjusted EBITDA, Adjusted EBITDA margin, Free Cash Flow, and Adjusted Fixed Operating Expenses, and reconciliations to the most directly comparable GAAP measures. Gross bookings is an operating and statistical metric that captures the total dollar value, generally inclusive of taxes and fees, of all travel services booked by our customers, net of cancellations. On April 2, 2026, the Company effected the 25-for-1 stock split of its common stock. All share and per share information has been retroactively adjusted to reflect the stock split. 1 Booking Holdings Reports Second Quarter 2026 Financial Results Exhibit 99.1 "Despite continued geopolitical and macroeconomic uncertainty during the second quarter, the underlying desire to travel remained resilient, and we are pleased with our results, which reflect the strength of our global platform and the disciplined execution of our teams," said Glenn Fogel, Chief Executive Officer of Booking Holdings. "We also increased the expected annual run-rate savings enabled by our Transformation Program, creating additional capacity to invest in our strategic priorities. We remain focused on what we can control– building better experiences for travelers, creating greater value for our partners, and strengthening our business for the long term."

Return of Capital to Shareholders Third Quarter Dividend ● Our Board of Directors declared a cash dividend of $0.42 per share, payable on September 30, 2026 to stockholders of record as of the close of business on September 11, 2026. Stock Repurchase Program ● We repurchased $3.7 billion (excluding excise taxes) of stock in the quarter ended June 30, 2026 with a total remaining authorization of $14.5 billion as of June 30, 2026. 2 Additional Highlights Margins ● Net income margin of 26.5% (13.2% in Q2 2025) ● Adjusted EBITDA margin of 36.0% (35.6% in Q2 2025) Second Quarter 2026 vs. 2025 Top Line Metrics ● Alternative accommodation room nights at Booking.com increased by 4% ● CC ADRs increased by about 2%(1) ● Gross bookings increased 9% (approximately 8% on a CC basis) and revenue increased 8% (approximately 7% on a CC basis) Fixed Costs ● Total operating expenses increased 7%, slower than the 8% growth in revenue ● Adjusted fixed operating expenses increased 6%, driven by higher cloud computing costs and software license fees, as well as adverse changes in foreign currency exchange rates Marketing Metrics ● Marketing expense as a percentage of gross bookings was 4.7% (4.6% in Q2 2025) ● Over the trailing four quarters, the mix of our total room nights booked through the direct channel was a mid-fifties percentage, similar to last year GAAP EPS +131% Adjusted EPS +15% (1) Constant Currency ("CC") and accommodation average daily rates ("ADRs")

Booking Holdings' guidance for the third quarter and full year of 2026 is as follows: Global travel demand has remained resilient so far in the third quarter, supported by healthy domestic travel trends (travel within a traveler's own country). As we look ahead, we remain mindful of the Middle East conflict and continue to monitor the direct and indirect impacts on travel demand. Our guidance assumes stability in the broader travel environment in line with recent trends. It also assumes that the indirect impacts of the conflict—including elevated flight ticket prices, reduced flight capacity on certain routes, and softer long-haul international travel demand—persist through the third quarter. In terms of the direct impact of the conflict, we continue to assume some pressure on inbound travel to the Middle East, while travel demand from Middle East bookers remains largely normalized. Refer to the "Information About Forward-Looking Statements" section of this release. (growth is on a year-over-year basis) Q3 2026 FY 2026 Room Nights Growth 3% - 5% Gross Bookings Growth 4% - 6% High Single Digits Constant Currency Gross Bookings Growth 5% - 7% High Single Digits Revenue Growth (1) 4% - 6% High Single Digits Constant Currency Revenue Growth (1) 5% - 7% Mid to High Single Digits Adjusted EBITDA Growth (2)(3)(4)(5) 4% - 6% High Single Digits Adjusted EPS Growth (2)(3)(5) Low to Mid-Teens (1) Revenue Growth includes a negative impact of about 1% in Q3 2026 and a benefit of about 1% for FY 2026 due to foreign currency exchange rates. (2) We are not able to provide a reconciliation between forward-looking Adjusted EBITDA and GAAP Net income and Adjusted EPS and GAAP EPS as we cannot, without unreasonable effort, forecast certain items required to develop meaningful comparable GAAP Net Income and GAAP EPS and predict certain components of such reconciliation as they arise from events in future periods. This is due to the unpredictable nature of these reconciling items, which would require an unreasonable effort to forecast, and would result in a large range of projected values that would not be meaningful to investors. See Item 10(e)(1)(i)(B) of Securities and Exchange Commission (“SEC”) Regulation S-K. (3) Excludes certain costs expected to be incurred related to the Transformation Program. Refer to the "Non-GAAP Financial Measures" section of this release. (4) Changes in foreign currency exchange rates are expected to impact our reported growth rates for Adjusted EBITDA by a similar amount of percentage points as Revenue Growth for the third quarter. (5) Changes in foreign currency exchange rates are expected to impact our reported growth rate for Adjusted EBITDA and Adjusted EPS by about half a percentage point less than Revenue Growth for the full year. 3 Outlook

June 30, 2026 December 31, 2025 (Unaudited) ASSETS Current assets: Cash and cash equivalents $ 17,214 $ 17,203 Accounts receivable, net (Allowance for expected credit losses of $141 and $137, respectively) 4,341 3,820 Prepaid expenses, net 601 611 Other current assets 901 630 Total current assets 23,057 22,264 Property and equipment, net 767 807 Operating lease assets 594 632 Intangible assets, net 852 918 Goodwill 2,672 2,669 Long-term investments 448 582 Other assets, net 1,292 1,392 Total assets $ 29,682 $ 29,264 LIABILITIES AND STOCKHOLDERS' DEFICIT Current liabilities: Accounts payable $ 5,145 $ 5,094 Accrued expenses and other current liabilities 3,805 4,454 Deferred merchant bookings 10,121 5,270 Short-term debt 2,000 1,880 Total current liabilities 21,071 16,698 Operating lease liabilities 514 557 Other long-term liabilities 700 731 Long-term debt 18,180 16,856 Total liabilities 40,465 34,842 Commitments and contingencies Stockholders' deficit: Common stock, $0.008 par value, Authorized shares: 25,000 Issued shares: 1,618 and 1,613, respectively 13 13 Treasury stock: 860 and 816 shares, respectively (62,129) (54,315) Additional paid-in capital 8,635 8,344 Retained earnings 43,046 40,670 Accumulated other comprehensive loss (348) (290) Total stockholders' deficit (10,783) (5,578) Total liabilities and stockholders' deficit $ 29,682 $ 29,264 4 Consolidated Balance Sheets (In millions, except per share data)

Three Months Ended June 30, Six Months Ended June 30, 2026 2025 2026 2025 Merchant revenues $ 5,127 $ 4,457 $ 8,825 $ 7,375 Agency revenues 1,903 2,044 3,431 3,608 Advertising and other revenues 322 297 628 577 Total revenues 7,352 6,798 12,884 11,560 Operating expenses: Marketing expenses 2,371 2,139 4,439 3,916 Sales and other expenses 942 899 1,746 1,601 Personnel, including stock-based compensation of $140, $154, $281, and $296, respectively 900 896 1,793 1,589 General and administrative 217 199 317 341 Information technology 263 219 503 419 Depreciation and amortization 129 158 260 312 Transformation costs 30 38 55 70 Total operating expenses 4,852 4,548 9,113 8,248 Operating income 2,500 2,250 3,771 3,312 Interest expense (300) (418) (553) (1,067) Interest and dividend income 201 234 388 475 Other income (expense), net 159 (962) 353 (1,220) Income before income taxes 2,560 1,104 3,959 1,500 Income tax expense 610 209 926 272 Net income $ 1,950 $ 895 $ 3,033 $ 1,228 Net income applicable to common stockholders per basic common share $ 2.54 $ 1.10 $ 3.89 $ 1.50 Weighted-average number of basic common shares outstanding 768 812 779 817 Net income applicable to common stockholders per diluted common share $ 2.53 $ 1.10 $ 3.88 $ 1.50 Weighted-average number of diluted common shares outstanding 770 815 782 821 5 Unaudited Consolidated Statements of Operations (In millions, except per share data)

Six Months Ended June 30, 2026 2025 OPERATING ACTIVITIES: Net income $ 3,033 $ 1,228 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 260 312 Provision for expected credit losses and chargebacks 217 206 Deferred income taxes 72 (402) Net losses (gains) on equity securities 135 (23) Stock-based compensation expense 281 297 Operating lease amortization 65 66 Unrealized foreign currency transaction (gains) losses related to Euro-denominated debt (528) 1,398 Amortization of debt discount and change in fair value of the conversion option related to the convertible senior notes — 360 Other 8 (44) Changes in assets and liabilities: Accounts receivable (795) (1,078) Deferred merchant bookings and other current liabilities 4,207 3,796 Other (21) 368 Net cash provided by operating activities 6,934 6,484 INVESTING ACTIVITIES: Additions to property and equipment (183) (185) Other investing activities (13) 6 Net cash used in investing activities (196) (179) FINANCING ACTIVITIES: Proceeds from the issuance of long-term debt 2,975 1,955 Payments on maturity of debt (1,000) (3,451) Payments for repurchase of common stock (7,758) (3,668) Dividends paid (664) (631) Other financing activities 227 31 Net cash used in financing activities (6,220) (5,764) Effect of exchange rate changes on cash and cash equivalents and restricted cash and cash equivalents (279) 903 Net increase in cash and cash equivalents and restricted cash and cash equivalents 239 1,444 Total cash and cash equivalents and restricted cash and cash equivalents, beginning of period 17,269 16,193 Total cash and cash equivalents and restricted cash and cash equivalents, end of period $ 17,508 $ 17,637 6 Unaudited Consolidated Statements of Cash Flows (In millions)

The Unaudited Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and include all normal and recurring adjustments that management of the Company considers necessary for a fair presentation of its financial position and operating results. To supplement the Unaudited Consolidated Financial Statements, the Company uses non-GAAP financial measures, including Adjusted Net income, Adjusted EPS, Adjusted EBITDA, Adjusted EBITDA margin, and Free cash flow (Net cash provided by operating activities less capital expenditures). The Company also uses information on (i) the impact of the adjustments required to compute Adjusted Net income and Adjusted EBITDA on Sales and other expenses, Personnel expenses, General and administrative expenses, Depreciation and amortization expenses, Impairment expense, Transformation costs, Interest expense, Interest and dividend income, Other income (expense), net, and Income tax expense, as reported in the Company's consolidated statements of operations, as applicable, and (ii) Adjusted fixed operating expenses, which is Total operating expenses, as reported in the Company's consolidated statements of operations, adjusted to exclude (a) certain operating expenses which are generally more likely to vary based on changes in business volumes and (b) amounts which are excluded in the computation of Adjusted EBITDA. The presentation of non-GAAP financial information should not be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. The Company uses non-GAAP financial measures for financial and operational decision-making and as a basis to evaluate performance and set targets for employee compensation programs. The Company believes that these non-GAAP financial measures are useful for analysts and investors to evaluate the Company's ongoing operating performance because they facilitate comparison of the Company's results for the current period and projected next-period results to those of prior periods and to those of its competitors (though other companies may calculate similar non-GAAP financial measures differently from those calculated by the Company). These non-GAAP financial measures, in particular Adjusted Net income, Adjusted EBITDA, and Free cash flow, are not intended to represent funds available for Booking Holdings' discretionary use and are not intended to represent or to be used as a substitute for Operating income, Net income, or Net cash provided by operating activities as measured under GAAP. The items excluded from these non-GAAP measures, but included in the calculation of their closest GAAP equivalent, are significant components of the Company's consolidated statements of operations and cash flows and must be considered in performing a comprehensive assessment of overall financial performance. Reconciliations of (i) Net income to Adjusted Net income and Adjusted EPS, (ii) Net income to Adjusted EBITDA, (iii) Net cash provided by operating activities to Free cash flow, and (iv) Total operating expenses to Adjusted fixed operating expenses are detailed in the Reconciliation of GAAP to Non-GAAP Financial Information and Additional Information on the Impact of Non-GAAP Adjustments sections below, including the impact of the adjustments to the respective line item in the Company's consolidated statements of operations. We evaluate certain operating and financial measures on both an as-reported and constant currency basis. We calculate constant currency measures based on the predominant transactional currency in each country, converting our current-year period results in currencies other than U.S. Dollars using the corresponding prior-year period monthly average exchange rates. 7 Non-GAAP Financial Measures

This press release contains forward-looking statements, within the meaning of the U.S. securities laws, including regarding our outlook, travel demand trends, the geopolitical and macroeconomic environment and potential effects on consumer spending and behavior, travel patterns and our partners, artificial intelligence trends, and changes in foreign currency exchange rates. These forward-looking statements reflect the views of the Company's management regarding current expectations based on currently available information about future events. Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, such as: the conflict in the Middle East; adverse changes in market conditions for travel services; the effects of competition; the Company's ability to manage growth and expand; adverse changes in third-party relationships; rapid technological or other market changes; success of the Company's marketing efforts; the development and use of generative AI; the Company's ability to attract and retain qualified personnel; impacts of impairments and changes in accounting estimates; operational and technological infrastructure risks; and other business and industry changes. Other risks and uncertainties relate to information security, cybersecurity, and data privacy; taxes; changes in, and compliance with, laws and regulations; the Company's facilitation of payments; foreign currency exchange rates; the Company's debt levels and stock price volatility; and the success of the Company's investments and acquisition strategy. For a detailed discussion of these and other factors that could cause the Company's actual results to differ materially from those described in the forward-looking statements included in this press release, refer to the Company's most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission and any subsequently filed Quarterly Reports on Form 10-Q. Unless required by law, the Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events, or otherwise. 8 Information About Forward-Looking Statements

Additional Information We use the Investor Relations page of our website (ir.bookingholdings.com) to disclose material information for purposes of the SEC's Regulation Fair Disclosure. We encourage our investors to monitor this website in addition to our other public announcements and SEC filings as information posted on that page could be deemed to be material information. We will be posting our prepared remarks and a summary earnings presentation to the Investor Relations page of our website after the conclusion of the earnings call. About Booking Holdings Inc. Booking Holdings (NASDAQ: BKNG) is the world leader in online travel and services that support the entire travel journey. Our platforms - including Booking.com, Priceline, Agoda, KAYAK and OpenTable - utilize advanced AI, machine learning and other innovative technologies to simplify and personalize the travel experience for consumers and partners in over 220 countries and territories. Our mission is to make it easier for everyone to experience the world. For more information, visit BookingHoldings.com and follow us on X @BookingHoldings. For Press Information: Leslie Cafferty communications@bookingholdings.com For Investor Relations: Grace Lee ir@bookingholdings.com #BKNG_Earnings 9 About Booking Holdings

RECONCILIATION OF NET INCOME TO ADJUSTED NET INCOME AND ADJUSTED EPS Three Months Ended June 30, Six Months Ended June 30, 2026 2025 2026 2025 Net income $ 1,950 $ 895 $ 3,033 $ 1,228 (a) Adjustment related to the Netherlands pension fund matter — 6 — (123) (b) Gain related to settlement of litigation matters — — (89) — (c) Amortization of intangible assets 35 54 71 108 (d) Transformation costs 29 36 52 68 (e) Net losses (gains) on equity securities 25 (21) 132 (24) (f) Foreign currency transaction (gains) losses on the remeasurement of certain Euro-denominated debt and accrued interest and gains on debt- related foreign currency derivative instruments (195) 961 (528) 1,350 (g) Amortization of debt discount and change in fair value of the conversion option related to the convertible senior notes — 126 — 360 (h) Other — — (14) — (i) Discrete tax items 79 — 79 — (j) Tax impact of Non-GAAP adjustments 32 (248) 122 (337) Adjusted Net income $ 1,958 $ 1,807 $ 2,860 $ 2,628 GAAP and Non-GAAP weighted-average number of diluted common shares outstanding 770 815 782 821 Net income applicable to common stockholders per diluted common share (GAAP EPS) $ 2.53 $ 1.10 $ 3.88 $ 1.50 Adjusted Net income applicable to common stockholders per diluted common share (Adjusted EPS) $ 2.54 $ 2.22 $ 3.66 $ 3.20 Net income growth YoY 118% 147 % Adjusted Net income growth YoY 8% 9 % Net income applicable to common stockholders per diluted common share (GAAP EPS) growth YoY 131% 159 % Adjusted Net income applicable to common stockholders per diluted common share (Adjusted EPS) growth YoY 15% 14% 10 Reconciliation of GAAP to Non-GAAP Financial Information (In millions, except per share data)(1) (Unaudited)

RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA Three Months Ended June 30, Six Months Ended June 30, 2026 2025 2026 2025 Net income $ 1,950 $ 895 $ 3,033 $ 1,228 (a) Adjustment related to the Netherlands pension fund matter — 6 — (123) (b) Gain related to settlement of litigation matters — — (89) — (k) Depreciation and amortization 129 158 260 312 (d) Transformation costs 29 36 52 68 (k) Interest and dividend income (201) (234) (388) (475) (k) Interest expense 300 418 553 1,067 (e) Net losses (gains) on equity securities 25 (21) 132 (24) (f) Foreign currency transaction (gains) losses on the remeasurement of certain Euro-denominated debt and accrued interest and gains on debt- related foreign currency derivative instruments (195) 961 (528) 1,350 (g) Change in fair value of the conversion option related to the convertible senior notes — (5) — (163) (h) Other — — (14) — (k) Income tax expense 610 209 926 272 Adjusted EBITDA $ 2,648 $ 2,423 $ 3,938 $ 3,511 Net income as a % of Total Revenues (Net income margin) 26.5% 13.2% 23.5% 10.6 % Net income growth YoY 118% 147 % Adjusted EBITDA as a % of Total Revenues (Adjusted EBITDA margin) 36.0% 35.6% 30.6% 30.4 % Adjusted EBITDA growth YoY 9% 12 % RECONCILIATION OF NET CASH PROVIDED BY OPERATING ACTIVITIES TO FREE CASH FLOW Three Months Ended June 30, Six Months Ended June 30, 2026 2025 2026 2025 Net cash provided by operating activities $ 3,719 $ 3,201 $ 6,934 $ 6,484 (l) Additions to property and equipment (76) (64) (183) (185) Free cash flow $ 3,643 $ 3,137 $ 6,751 $ 6,299 Net cash provided by operating activities as a % of Total Revenues 50.6% 47.1% 53.8% 56.1 % Free cash flow as a % of Total Revenues 49.6% 46.1% 52.4% 54.5 % Net cash provided by operating activities growth YoY 16% 7 % Free cash flow growth YoY 16% 7% (1) Amounts may not total due to rounding. 11 (Unaudited)

Notes: (a) During the six months ended June 30, 2025, the Netherlands pension fund matter related to 2023 and earlier years was resolved resulting in a $123 million reduction to the related accruals. When the liability related to these years was initially recorded in the Company's Consolidated Financial Statements for 2023, its impact was excluded from the Non-GAAP results for that year. (b) In the first quarter of 2026, the Company entered into favorable settlement agreements to resolve litigation matters in which it was a plaintiff, for which it received a benefit of $89 million. (c) Amortization of intangible assets is excluded from Net income to calculate Adjusted Net income. (d) In November 2024, the Company announced its intention to implement certain organizational changes to improve operating expense efficiency, increase organizational agility, free up resources that can be reinvested into further improving its offering to travelers and partners, and better position the Company for the long-term (the "Transformation Program"). Certain costs incurred in connection with this Transformation Program, which are not considered normal operating expenses, are excluded from Net income to calculate Adjusted Net income and Adjusted EBITDA. These costs primarily consist of professional fees and employee termination benefits. (e) Net losses (gains) on equity securities with readily determinable fair values. (f) Foreign currency transaction (gains) losses on the remeasurement of Euro-denominated debt and accrued interest that are not designated as hedging instruments for accounting purposes and gains on debt-related foreign currency derivative instruments used as economic hedges. (g) Adjustment for the amortization of the debt discount of $131 million and $523 million and the change in fair value of the conversion option of $5 million and $163 million for the three and six months ended June 30, 2025, respectively, both related to the convertible senior notes that matured in May 2025. (h) Benefit related to the Canadian digital services taxes for the years ended December 31, 2022 and 2023 as it was repealed in March 2026. When the retrospective liability related to these years was initially recorded in 2024, its impact was excluded from the Non- GAAP results for that year. (i) Discrete tax items include a tax expense of $56 million related to the one-time deemed repatriation income tax liability resulting from the U.S. Tax Cuts and Jobs Act and the tax impacts of certain intercompany asset transfers. (j) Reflects the tax impact of Non-GAAP adjustments above and changes in tax estimates, as applicable. (k) Depreciation and amortization, Interest and dividend income, Interest expense, and Income tax expense are excluded from Net income to calculate Adjusted EBITDA. (l) Cash used for additions to property and equipment is included in the calculation of Free cash flow. For a more detailed discussion of the adjustments described above, please see the section in this press release under the heading "Non-GAAP Financial Measures" which provides information about the use of non-GAAP financial measures. Additional information on the impact of the adjustments above to the respective line item in the Company's consolidated statements of operations are presented in the following pages. The reconciliation of Total operating expenses to Adjusted fixed operating expenses is also provided. 12

Three Months Ended June 30, Six Months Ended June 30, 2026 2025 2026 2025 Sales and other expenses: Sales and other expenses $ 942 $ 899 $ 1,746 $ 1,601 Benefit related to prior-period Canadian digital services taxes — — 14 — Adjusted Sales and other expenses $ 942 $ 899 $ 1,760 $ 1,601 Personnel expenses: Personnel expenses $ 900 $ 896 $ 1,793 $ 1,589 Adjustment related to the Netherlands pension fund matter — (6) — 128 Adjusted Personnel expenses $ 900 $ 890 $ 1,793 $ 1,717 General and administrative expenses: General and administrative expenses $ 217 $ 199 $ 317 $ 341 Adjustment related to the Netherlands pension fund matter — — — (5) Gain related to settlement of litigation matters — — 89 — Adjusted General and administrative expenses $ 217 $ 199 $ 406 $ 336 Depreciation and amortization expenses: Depreciation and amortization expenses $ 129 $ 158 $ 260 $ 312 Amortization of intangible assets (35) (54) (71) (108) Depreciation expenses $ 94 $ 104 $ 189 $ 204 Transformation costs: Transformation costs $ 30 $ 38 $ 55 $ 70 Adjustment related to transformation costs (29) (36) (52) (68) Adjusted Transformation costs $ 1 $ 2 $ 3 $ 2 Interest expense: Interest expense $ (300) $ (418) $ (553) $ (1,067) Amortization of debt discount on convertible senior notes — 131 — 523 Adjusted Interest expense $ (300) $ (287) $ (553) $ (544) Other income (expense), net: Other income (expense), net $ 159 $ (962) $ 353 $ (1,220) Net losses (gains) on equity securities 25 (21) 132 (24) Foreign currency transaction (gains) losses on the remeasurement of certain Euro-denominated debt and accrued interest and gains on debt- related foreign currency derivative instruments (195) 961 (528) 1,350 Change in fair value of the conversion option related to the convertible senior notes — (5) — (163) Adjusted Other income (expense), net $ (11) $ (27) $ (43) $ (57) 13 Additional Information on the Impact of Non- GAAP Adjustments (In millions) (Unaudited)

(Unaudited) Three Months Ended June 30, Six Months Ended June 30, 2026 2025 2026 2025 Income tax expense: Income tax expense $ 610 $ 209 $ 926 $ 272 Discrete tax items (79) — (79) — Tax impact of Non-GAAP adjustments (32) 248 (122) 337 Adjusted Income tax expense $ 499 $ 457 $ 725 $ 609 RECONCILIATION OF TOTAL OPERATING EXPENSES TO ADJUSTED FIXED OPERATING EXPENSES Total operating expenses $ 4,852 $ 4,548 $ 9,113 $ 8,248 Marketing expenses (2,371) (2,139) (4,439) (3,916) Sales and other expenses (942) (899) (1,746) (1,601) Depreciation and amortization (129) (158) (260) (312) Adjustment related to the Netherlands pension fund matter — (6) — 123 Gain related to settlement of litigation matters — — 89 — Adjustment related to transformation costs (29) (36) (52) (68) Adjusted fixed operating expenses $ 1,381 $ 1,310 $ 2,705 $ 2,474 Total operating expenses growth YoY 7% 10 % Adjusted fixed operating expenses growth YoY 6% 9% 14

(Unaudited) 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 Units Sold Room Nights 287 299 261 319 309 323 285 338 325 Year/Year Growth 7.1% 8.1% 13.2% 7.2% 7.7% 8.2% 9.0% 5.9% 5.3 % Rental Car Days 22 23 17 22 24 23 18 21 23 Year/Year Growth (Decline) 10.0% 16.2% 12.1% 7.7% 9.0% 2.1% 4.2% (4.9) % (6.5) % Flight Tickets 11 13 14 16 16 17 18 21 17 Year/Year Growth 27.7% 38.7% 52.3% 44.8% 44.2% 32.3% 27.7% 28.5% 3.7 % Gross Bookings (2) Merchant $ 25.8 $ 28.4 $ 24.2 $ 31.2 $ 32.3 $ 35.7 $ 30.8 $ 38.7 $ 37.0 Year/Year Growth 22.3% 27.3% 31.7% 21.0% 25.1% 26.0% 27.2% 24.3% 14.5 % Agency $ 15.6 $ 15.1 $ 12.9 $ 15.5 $ 14.4 $ 13.9 $ 12.2 $ 15.0 $ 14.0 Year/Year Decline (16.0) % (14.0) % (2.7) % (12.8) % (7.5) % (7.6) % (5.6) % (3.1) % (3.3) % Total Gross Bookings $ 41.4 $ 43.4 $ 37.2 $ 46.7 $ 46.7 $ 49.7 $ 43.0 $ 53.8 $ 51.0 Year/Year Growth 4.4% 9.1% 17.3% 7.2% 12.8% 14.3% 15.8% 15.2% 9.0 % Constant currency Basis (3) 6% 9% 18% 10% 9% 10% 11% 8% 8 % Total Revenues $ 5.9 $ 8.0 $ 5.5 $ 4.8 $ 6.8 $ 9.0 $ 6.3 $ 5.5 $ 7.4 Year/Year Growth 7.3% 8.9% 14.4% 7.9% 16.0% 12.7% 16.1% 16.2% 8.1 % Constant currency Basis (3) 9% 9% 15% 10% 12% 8% 11% 10% 7 % Reconciliation of As Reported Total Revenues Growth to Constant Currency Total Revenues Growth As reported Total revenues growth YoY 7% 9% 14% 8% 16% 13% 16% 16% 8 % Foreign currency impact (3) 2% — % 1% 2% (4) % (4) % (5) % (6) % (1) % Constant currency Total revenues growth YoY (3) 9% 9% 15% 10% 12% 8% 11% 10% 7% (1) Amounts may not total due to rounding. (2) Gross bookings is an operating and statistical metric that captures the total dollar value, generally inclusive of taxes and fees, of all travel services booked by our customers, net of cancellations. (3) Approximate values. 15 Statistical Data (Units Sold in millions and Gross Bookings and Total Revenues in billions)(1)